Related-Party and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 008
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party and Party-In-Interest Transactions	Related-Party and Party-In-Interest Transactions
The Plan issues notes to participants, which are secured by the participant’s account balances. These transactions qualify as party-in-interest transactions, but are exempt from the prohibited transaction rules of ERISA and the IRC under statutory or governmental agency exemptions.
As of December 31, 2025 and 2024, The Campbell's Company Stock Fund held 1,714,164 and 1,921,794 shares, respectively, of The Campbell's Company common stock with a fair value of $47,773,751 and $80,484,733, respectively. Total sales at market value related to The Campbell's Company common stock for 2025 and 2024 were $12,150,478 and $13,907,974, respectively. Participants can receive dividends paid on the Company’s common stock held in The Campbell's Company Stock Fund as cash or reinvest the dividends back into The Campbell's Company Stock Fund. As of December 31, 2025, dividends from Company stock amount to $2,874,872, of which $2,655,141 was reinvested into Company stock. Dividends from Company stock were included in dividend income on the Statements of Changes in Net Assets Available for Benefits.
Certain of the Plan's investments are managed by the Trustee, and therefore, these transactions qualify as party-in-interest transactions. Fees incurred by the Plan for investment manager services are included in net appreciation (depreciation) in the fair value of the investment.
Certain administrative functions of the Plan are performed by officers and employees of the Company. No such officer or employee receives compensation from the Plan for their services.